UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 25, 2024
__________________________________________________
AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
7373 Wisconsin Avenue, 22nd Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300

N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market
Depositary shares of 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock	AGNCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events
As previously reported, on October 12, 2023, AGNC Investment Corp., a Delaware corporation (the “Company”) entered into separate sales agreements (the “Original Sales Agreements”) with each of Goldman Sachs & Co. LLC, Barclays Capital Inc., BTIG, LLC, Citigroup Global Markets Inc., Citizens JMP Securities, LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, UBS Securities LLC, Virtu Americas LLC, and Wells Fargo Securities, LLC (each, an “Agent” and collectively, the “Agents”), to implement a new “at the market” common stock issuance program under which the Company may, from time to time to or through any of the Agents, acting as agent and/or principal, offer and sell shares of its common stock, par value $0.01 per share (the “Common Stock”). On May 9, 2024, the Company entered into separate amendments to the Original Sales Agreements with each of the Agents to increase the aggregate offering price of Common Stock available for issuance under the Original Sales Agreements (“Amendment No. 1 to the Original Sales Agreements” and together with the Original Sales Agreements, the “Amended Sales Agreements.”). As of October 25, 2024, in addition to the previously disclosed shares of Common Stock sold under the Original Sales Agreements, the Company has sold shares of Common Stock having an aggregate offering price of approximately $1.25 billion under Amendment No. 1 to the Original Sales Agreements.

On October 25, 2024, the Company entered into separate amendments to the Amended Sales Agreements with each of the Agents to increase the aggregate offering price of Common Stock available for issuance under the Amended Sales Agreements and to revise certain other provisions of the Amended Sales Agreements (“Amendment No. 2 to the Original Sales Agreements” and, together with the Amended Sales Agreements, each, a “Sales Agreement” and collectively, the “Sales Agreements”). As a result of Amendment No. 2 to the Original Sales Agreements, the Company may, but has no obligation to, issue and sell under the Sales Agreements shares of Common Stock having an aggregate offering price of up to $1.5 billion (the “Shares”).

Shares sold under the Sales Agreements, if any, will be issued pursuant to the Company's automatic shelf registration statement on Form S-3ASR (File No. 333-279249), filed with the Securities and Exchange Commission on May 9, 2024 (the “Registration Statement”), including the prospectus, dated May 9, 2024 and the prospectus supplement, dated October 25, 2024, as the same may be amended or supplemented.

Sales, if any, of Shares under the Sales Agreements may be made in ordinary brokers’ transactions, to or through a market maker, on or through the Nasdaq Global Select Market or any other market venue where the securities may be traded, in the over-the-counter market, in privately negotiated transactions (including block transactions), or through a combination of any such methods of sale. The Agents may also sell Shares by any other method permitted by law. Each Agent will make all sales on a best efforts basis using commercially reasonable efforts consistent with its normal trading and sales practices, on mutually agreed terms between each Agent and the Company. The compensation payable to each Agent for sales of Shares pursuant to its respective Sales Agreement will be up to 1.0% of the gross sales price for any Shares sold through it as agent under the applicable Sales Agreement.

The offering of Shares pursuant to the Sales Agreements will terminate upon the earlier of (1) the sale of all of the Shares or (2) the termination of the Sales Agreements by the Agents or the Company upon 10 days’ notice. The form of Amendment No. 2 to the Original Sales Agreements is filed as Exhibit 1.1 to this Current Report on Form 8-K. The description of Amendment No. 2 to the Original Sales Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Amendment No. 2 to the Original Sales Agreements filed herewith as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01. Financial Statements and Exhibits.

On October 25, 2024, Skadden, Arps, Slate, Meagher & Flom LLP delivered an opinion (the “Opinion”) to the Company in connection with the Company’s sale of the Shares from time to time to or through the Agents. The

Opinion is being filed herewith, and thereby automatically incorporated by reference into the Registration Statement, in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933.

(d) Exhibits.

Exhibit No.	Description

1.1	Form of Amendment No. 2 to the Original Sales Agreements
5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1 hereto)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: October 28, 2024	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Executive Vice President, Chief Compliance Officer, General Counsel and Secretary